PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Prudential Retirement Security Annuity II

Supplement to Prospectus Dated May 1, 2015

Supplement dated October 8, 2015

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update the management fees and distribution (12b-1) fees associated with the AST Academic Strategies Asset Allocation Portfolio.

PROSPECTUS CHANGES

Summary of Contract Expenses

Under “Underlying Mutual Fund Portfolio Annual Expenses,” the first row in the table associated with the AST Academic Strategies Asset Allocation Portfolio is deleted and replaced with the following:

	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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